Financing Arrangements	12 Months Ended
Dec. 31, 2016
Line of Credit Facility [Line Items]
Debt Disclosure [Text Block]
Convertible Senior Notes
On April 4, 2016, the Company issued $250.0 million in aggregate principal amount of convertible senior notes (the "Notes") in a private placement to A-G Holdings, L.P. ("Atairos"). The net proceeds from this offering were $243.2 million after deducting issuance costs. The Notes bear interest at a rate of 3.25% per annum, payable annually in arrears on April 1 of each year, beginning on April 1, 2017. The Notes will mature on April 1, 2022, subject to earlier conversion or redemption.
Each $1,000 of principal amount of the Notes initially is convertible into 185.1852 shares of Class A common stock, or common stock, as applicable (the "Common Stock"), which is equivalent to an initial conversion price of $5.40 per share, subject to adjustment upon the occurrence of specified events. Upon conversion, the Company can elect to settle the conversion value in cash, shares of its Common Stock, or any combination of cash and shares of its Common Stock. Holders of the Notes may convert their Notes at their option at any time until the close of business on the scheduled trading day immediately preceding the maturity date. In addition, if specified corporate events occur prior to the maturity date, the Company may be required to increase the conversion rate for holders who elect to convert based on the effective date of such event and the applicable stock price attributable to the event, as set forth in a table contained in the indenture governing the Notes (the "Indenture").
With certain exceptions, upon a fundamental change (as defined in the Indenture), the holders of the Notes may require the Company to repurchase all or a portion of their Notes for cash at a purchase price equal to the principal amount plus accrued and unpaid interest. In addition, the Company may redeem the Notes, at its option, at a purchase price equal to the principal amount plus accrued and unpaid interest on or after April 1, 2020, if the closing sale price of the Common Stock exceeds 150% of the then-current conversion price for 20 or more trading days in the 30 consecutive trading day period preceding the Company’s exercise of this redemption right.
The Notes are senior unsecured obligations of the Company that rank equal in right of payment to all senior unsecured indebtedness of the Company and rank senior in right of payment to any indebtedness that is contractually subordinated to the Notes.
The Indenture includes customary events of default. If an event of default, as defined in the Indenture, occurs and is continuing, the principal amount of the Notes and any accrued and unpaid interest may be declared immediately due and payable. In the case of bankruptcy or insolvency, the principal amount of the Notes and any accrued and unpaid interest would automatically become immediately due and payable.
The Company has separated the Notes into their liability and equity components in the accompanying consolidated balance sheet. The carrying amount of the liability component was calculated by measuring the fair value of a similar liability that does not have an associated conversion feature. The carrying amount of the equity component, representing the conversion option, was determined by deducting the fair value of the liability component from the principal amount of the Notes. The difference between the principal amount of the Notes and the liability component (the "debt discount") is amortized to interest expense based on an effective interest rate of 9.75% over the term of the Notes. The equity component of the Notes is included in additional paid-in capital in the consolidated balance sheet and is not remeasured as long as it continues to meet the conditions for equity classification.
The Company incurred transaction costs of approximately $6.8 million related to the issuance of the Notes. Those transaction costs have been allocated to the liability and equity components in the same manner as the allocation of the proceeds from the Notes. Transaction costs attributable to the liability component of $4.8 million were recorded as a debt discount in the consolidated balance sheet and are being amortized to interest expense over the term of the Notes. Transaction costs attributable to the equity component of $2.0 million were recorded in stockholders' equity as a reduction of the equity component.
The carrying amount of the Notes consisted of the following (in thousands):

December 31, 2016
Liability component:
Principal amount	$250,000
Less: debt discount	(71,005)
Net carrying amount of liability component	$178,995

Net carrying amount of equity component	$67,014

The estimated fair value of the Notes as of December 31, 2016 was $237.4 million and was determined using a lattice model. The Company classified the fair value of the Notes as a Level 3 measurement due to the lack of observable market data over fair value inputs such as its stock price volatility over the term of the Notes and its cost of debt.
As of December 31, 2016, the remaining term of the Notes is approximately 5 years, 3 months. During the year ended December 31, 2016, the Company recognized interest expense on the Notes as follows (in thousands):

Year Ended December 31, 2016
Contractual interest expense based on 3.25% of the principal amount per annum	$6,095
Amortization of debt discount	7,376
Total interest expense	$13,471

Note Hedges and Warrants
On May 9, 2016, the Company purchased convertible note hedges with respect to its Common Stock for a cost of $59.1 million from certain bank counterparties. The convertible note hedges provide the Company with the right to purchase up to 46.3 million shares of the Company's Common Stock at an initial strike price of $5.40 per share, which corresponds to the initial conversion price of the Notes, and are exercisable by the Company upon conversion of the Notes. The convertible note hedges are intended to reduce the potential economic dilution upon conversion of the Notes. The convertible note hedges are separate transactions and are not part of the terms of the Notes. Holders of the Notes do not have any rights with respect to the convertible note hedges.
On May 9, 2016, the Company also sold warrants for total cash proceeds of $35.5 million to certain bank counterparties. The warrants provide the counterparties with the right to purchase up to 46.3 million shares of the Company's Common Stock at a strike price of $8.50 per share. The warrants expire on various dates between July 1, 2022 and August 26, 2022 and are exercisable on their expiration dates. The warrants are separate transactions and are not part of the terms of the Notes or convertible note hedges. Holders of the Notes and convertible note hedges do not have any rights with respect to the warrants.
The amounts paid and received for the convertible note hedges and warrants have been recorded in additional paid-in capital in the consolidated balance sheet as of December 31, 2016. The convertible note hedges and warrants are not remeasured as long as they continue to meet the conditions for equity classification. The amounts paid for the convertible note hedges are tax deductible over the term of the Notes, while the proceeds received from the warrants are not taxable.
Under the if-converted method, the shares of common stock underlying the conversion option in the Notes are included in the diluted earnings per share denominator and the interest expense on the Notes, net of tax, is added to the numerator. However, upon conversion, there will be no economic dilution from the Notes, as exercise of the convertible note hedges eliminates any dilution from the Notes that would have otherwise occurred when the price of the Company’s Common Stock exceeds the conversion price. Taken together, the purchase of the convertible note hedges and sale of warrants are intended to offset any actual dilution from the conversion of these Notes and to effectively increase the overall conversion price from $5.40 to $8.50 per share. Based on the closing price of the Company's Common Stock of $3.32 on December 31, 2016, the if-converted value of the Notes was less than the principal amount.
Revolving Credit Agreement
In June 2016, the Company amended and restated its senior secured revolving credit agreement (as amended, the "Amended and Restated Credit Agreement") that provides for aggregate principal borrowings of up to $250.0 million and matures in June 2019. Borrowings under the Amended and Restated Credit Agreement bear interest, at the Company's option, at a rate per annum equal to the Alternate Base Rate or Adjusted LIBO Rate (each as defined in the Amended and Restated Credit Agreement) plus an additional margin ranging between 0.50% and 2.25%. The Company is required to pay quarterly commitment fees ranging from 0.25% to 0.40% per annum of the average daily amount of unused commitments available under the Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement also provides for the issuance of up to $45.0 million in letters of credit, provided that the sum of outstanding borrowings and letters of credit do not exceed the maximum funding commitment of $250.0 million.
The Amended and Restated Credit Agreement is secured by substantially all of the Company's and its subsidiaries' tangible and intangible assets, including a pledge of 100% of the outstanding capital stock of substantially all of its direct and indirect domestic subsidiaries and 65% of the shares or equity interests of first-tier foreign subsidiaries and each U.S. entity whose assets substantially consist of capital stock and/or intercompany debt of one or more foreign subsidiaries, subject to certain exceptions. Certain of the Company's domestic subsidiaries are guarantors under the Amended and Restated Credit Agreement.
The Amended and Restated Credit Agreement contains various customary restrictive covenants that limit the Company's ability to, among other things: incur additional indebtedness; make dividend and other restricted payments, including share repurchases; enter into sale and leaseback transactions; make investments, loans or advances; grant or incur liens on assets; sell assets; engage in mergers, consolidations, liquidations or dissolutions; and engage in transactions with affiliates. The Amended and Restated Credit Agreement requires the Company to maintain compliance with specified financial covenants, comprised of a minimum fixed charge coverage ratio, a maximum leverage ratio, a maximum senior secured indebtedness ratio and a minimum liquidity ratio, each as set forth in the Amended and Restated Credit Agreement. The Company is also required to maintain, as of the last day of each fiscal quarter, unrestricted cash of at least $400.0 million, including $200.0 million in accounts held with lenders under the Amended and Restated Credit Agreement or their affiliates. Non-compliance with these covenants may result in termination of the commitments under the Amended and Restated Credit Agreement and any then outstanding borrowings may be declared due and payable immediately. The Company has the right to terminate the Amended and Restated Credit Agreement or reduce the available commitments at any time.
As of December 31, 2016 and 2015, the Company had no borrowings under the Amended and Restated Credit Agreement or its prior credit agreement, respectively, and was in compliance with all covenants. As of December 31, 2016 and 2015, the Company had outstanding letters of credit of $11.1 million and $11.6 million, respectively, under the Amended and Restated Credit Agreement and its prior credit agreement.